SUMMARY PROSPECTUS — MAY 1, 2019, as revised NOVEMBER 12, 2019

Guardian Small Cap Core VIP Fund

This Summary Prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. and is not intended for use by other investors. Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent annual and semi-annual reports to shareholders, online at http://guardianvpt.onlineprospectuses.net/GuardianVPT/Prospectuses. You can also obtain this information at no cost by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2019, as may be amended or supplemented from time to time.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery. You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges were reflected, the fees and expenses would be higher. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	1.05%

[1]	Other expenses are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Guardian Small Cap Core VIP Fund	$107	$334

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As the Fund had not yet commenced operations by the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks of small capitalization companies or in other investments that ClearBridge Investments LLC (the “Subadviser”) believes have similar economic characteristics to such common stocks. The Subadviser defines small capitalization companies as those companies with market capitalizations similar to companies in the Russell 2000® Index (the “Index”) at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $6 million to $6.2 billion as of December 31, 2018.

The Fund may invest up to 20% of its net assets in equity securities of companies the Subadviser considers to be “special situations” at the time of purchase. The Subadviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the Subadviser, make them attractive for investment. These companies may be experiencing short-term or temporary changes in their prospects (e.g., reorganizations or restructurings in connection with bankruptcy proceedings) and their stock prices, in the opinion of the Subadviser, may be currently undervalued by the market. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at discounts to the Subadviser’s assessment of their intrinsic value. The Fund may invest in American depositary receipts (ADRs) and foreign equity securities, including up to 20% of its assets in securities of emerging market issuers.

Although the Fund may invest in both growth and value stocks, the Subadviser seeks to identify companies where stock prices and valuation diverge and uncover those securities that, in the Subadviser’s opinion, have a high probability of outperforming expectations and a valuation that the Subadviser believes is intrinsically higher than its current stock price. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated

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in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to an issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Liquidity and Valuation Risk. The Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market) and securities issued by special situations companies, are particularly susceptible to liquidity and valuation risk.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, or economic developments, which may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price or value of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Small-Capitalization Company Risk. The Fund’s investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Past Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. ClearBridge Investments, LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Albert Grosman	Managing Director, Portfolio Manager	Inception (October 21, 2019)
Brian Lund, CFA	Managing Director, Portfolio Manager	Inception (October 21, 2019)

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Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund’s shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary’s website for more information.

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